UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CLEANSPARK, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CLEANSPARK, INC.

10624 S. Eastern Ave., Suite A – 638

Henderson, Nevada 89052

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2024

NOTICE IS HEREBY GIVEN that the special meeting of the stockholders (the “Special Meeting”) of CleanSpark, Inc. (the “Company,” “we” or “us”) will be held on October 25, 2024 at 12:00 PM PDT / 3:00 PM EDT. We have adopted a completely virtual format for the Special Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2024SM. You may also attend the Special Meeting by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information about the virtual Special Meeting, please see the Questions and Answers about the Special Meeting beginning on page 3 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Special Meeting is as follows:

(1)

To approve an amendment to our current Articles of Incorporation, as amended to date (the “Current Articles”), to increase the number of shares of Common Stock authorized for issuance from 300,000,000 shares to 600,000,000 shares, in the form attached to this Proxy Statement as Exhibit A;

(2)

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal 1 at the time of the Special Meeting (or any adjournment thereof); and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The close of business on September 6, 2024 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponement thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 10624 S. Eastern Ave., Suite A - 638, Henderson, Nevada 89052, (702) 989-7692, beginning two business days after the date of this notice and continuing through the Special Meeting.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of Proposal 1 and Proposal 2.

Your vote is important no matter how large or small your holdings in the Company may be. After reading the enclosed Proxy Statement, please cast your vote via the Internet or telephone or complete, date, sign, and return the enclosed proxy card. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, bank, or other nominee. In most instances, beneficial owners will be able to do this over the Internet, by telephone, or by mail. Please review the voting options described in the enclosed Proxy Statement, your proxy card, and/or your voting instruction card. You may revoke your proxy at any time before it has been voted at the Special Meeting by (i) sending a written notice to the Company’s Secretary stating that you would like to revoke your proxy, (ii) submitting a later-dated proxy on the Internet or by telephone or submitting a valid, later-dated proxy card in a timely manner, or

(iii) attending and voting virtually at the Special Meeting. Please note, however, that, if your shares are held of record by a broker, bank, or other nominee and you wish to attend and vote at the Special Meeting, you must obtain a proxy issued in your name from that intermediary.

By Order of the Board of Directors

/s/ Zachary K. Bradford

Zachary K. Bradford

Chief Executive Officer, President, and Director

Henderson, Nevada

September 9, 2024

CLEANSPARK, INC.

10624 S. Eastern Ave., Suite A – 638

Henderson, Nevada 89052

(702) 989-7692

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October 25, 2024 at 12:00 PM PDT / 3:00 PM EDT

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CleanSpark, Inc. (the “Company,” “CleanSpark,” “we,” or “us”) for use at the special meeting of stockholders (the “Special Meeting”) of the Company to be held on October 25, 2024 at 12:00 PM PDT / 3:00 PM EDT. We have adopted a completely virtual format for the Special Meeting to provide a convenient experience to all stockholders regardless of location. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2024SM. You may also attend the Special Meeting by proxy and may submit questions ahead of the Special Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with their control number. Please see “How Do I Gain Admission to the Virtual Special Meeting” in the Questions and Answers about the Special Meeting for more information. We recommend that you log in to the Special Meeting at www.virtualshareholdermeeting.com/CLSK2024SM a few minutes before the scheduled meeting time on October 25, 2024 to ensure you are logged in when the Special Meeting starts. For further information about the virtual Special Meeting, please see the Questions and Answers about the Special Meeting beginning on page 3 of this Proxy Statement. This Proxy Statement, the foregoing notice, and the enclosed proxy card are first being mailed to our stockholders on or about September 9, 2024.

Only stockholders of record at the close of business on September 6, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, 253,136,198 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), were issued and outstanding, and 1,000,000 shares of the Company’s Series X Preferred Stock, par value $0.001 per share, were issued and outstanding (the “Series X Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”). For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. For each share of Series A Preferred Stock held as of the Record Date, the holder is entitled to forty-five (45) votes on each proposal to be voted on. For each share of Series X Preferred Stock held as of the Record Date, the holder will cast one thousand (1,000) votes, but only with respect to Proposal 1. The votes by the holder of Series X Preferred Stock will be cast automatically in the same “mirrored” proportion as the aggregate votes cast “FOR” and “AGAINST” Proposal 1 by the holders of Common Stock and Series A Preferred Stock who vote on such proposal (but excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are not voted “FOR” and “AGAINST” such proposal for any reason). At the close of business on the Record Date, the Common Stock was

CleanSpark	1	Special Meeting Proxy Statement

held by 174 holders of record, the Series A Preferred Stock was held by four holders of record, and the Series X Preferred Stock was held by one holder of record. Shares cannot be voted at the Special Meeting unless the holder thereof as of the Record Date is present or represented by proxy.

The voting power attributable to the Series X Preferred Stock will be disregarded for purposes of determining whether a quorum is present at the Special Meeting, and the establishment of a quorum at the Special Meeting will be determined only with reference to the Common Stock and Series A Preferred Stock. As such, the presence, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of Common Stock and Series A Preferred Stock as of the Record Date will constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof.

Our Board has selected Zachary K. Bradford and Gary A. Vecchiarelli to serve as the holders of proxies for the Special Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Messrs. Bradford or Vecchiarelli in accordance with the directions indicated on the proxy card. If a stockholder submits a proxy card without giving specific voting directions, Messrs. Bradford and Vecchiarelli will vote your shares “FOR” each of the proposals being presented at the Special Meeting. The proxy also confers discretionary authority to such persons to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Special Meeting; we currently know of no other business to be presented at the Special Meeting.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Special Meeting. If you have not voted through your broker, bank, or other nominee, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may submit a later-dated proxy on the Internet or by telephone or submit a valid, later-dated proxy card in a timely manner. Third, you may attend and vote virtually at the Special Meeting. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. If you have instructed a broker, bank, or other nominee to vote your shares, you must follow the directions you receive from your broker, bank, or other nominee to change your vote. Your last validly submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

We pay the cost of soliciting the proxies. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

We have also hired Sodali & Co to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $30,000 plus out-of-pocket expenses.

CleanSpark	2	Special Meeting Proxy Statement

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE SPECIAL MEETING

Q.	When Is the Special Meeting?

A.	October 25, 2024 at 12:00 PM PDT / 3:00 PM EDT.

Q.	Where Will the Special Meeting Be Held?

A.

We have adopted a completely virtual format for the Special Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2024SM. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Special Meeting. We recommend that you log in to the Special Meeting at www.virtualshareholdermeeting.com/CLSK2024SM a few minutes before the scheduled meeting time on October 25, 2024 to ensure you are logged in when the Special Meeting starts.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting website. If you encounter any difficulties accessing the Special Meeting, please call the technical support number that will be posted on the Special Meeting webpage.

Q.	Will There Be a Q&A Session During the Special Meeting?

A.

As part of the Special Meeting, we will hold a live Q&A session during which we intend to answer questions submitted online during or prior to the Special Meeting that are pertinent to the Company and the Special Meeting matters, as time permits. Only stockholders that have accessed the Special Meeting as a stockholder will be permitted to submit questions during the Special Meeting. If you have questions, you may type them into the dialog box provided at any point during the Special Meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Special Meeting;

•	which would require disclosure of material non-public information of the Company, including the status or results of our business since our last earnings release;

•	related to any pending, threatened, or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chair or Secretary in his reasonable judgment.

Q.	Why Am I Receiving These Proxy Materials?

A.

This Proxy Statement, the foregoing notice, and the accompanying proxy card are first being mailed to all stockholders of record entitled to vote at the Special Meeting on or about September 9, 2024. We are sending you these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting.

CleanSpark	1	Special Meeting Proxy Statement

You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may follow the instructions contained in this Proxy Statement and the accompanying proxy card to vote by Internet, by phone, or by mail.

Q.	Who Is Entitled to Vote at the Special Meeting?

A.

Only stockholders who owned shares of our capital stock (Common Stock and/or Preferred Stock) at the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting and at any postponements or adjournments thereof. The Series X Preferred Stock is only entitled to vote on Proposal 1, provided that a quorum of the Common Stock and Series A Preferred Stock is present at the Special Meeting. See “How Many Shares Must Be Present to Conduct Business.” The voting power attributable to the Series X Preferred Stock will be disregarded for purposes of determining whether a quorum is present at the Special Meeting.

At the close of business on the Record Date, 253,136,198 shares of the Company’s Common Stock were issued and outstanding, 1,750,000 shares of the Company’s Series A Preferred Stock were issued and outstanding, and 1,000,000 shares of the Company’s Series X Preferred Stock were issued and outstanding. At the close of business on the Record Date, the Common Stock was held by 174 holders of record, the Series A Preferred Stock was held by four holders of record, and the Series X Preferred Stock was held by one holder of record, Dr. Thomas L. Wood, an independent member of the Board. For information regarding the holders of record of our Series A Preferred Stock and Series X Preferred Stock, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. For each share of Series A Preferred Stock held as of the Record Date, the holder is entitled to forty-five (45) votes on each proposal to be voted on. For each share of Series X Preferred Stock held as of the Record Date, the holder will cast one thousand (1,000) votes, but only with respect to Proposal 1. The Series X Preferred Stock is not entitled to vote on Proposal 2.

The holders of Preferred Stock will vote together with the holders of Common Stock as a single class on Proposal 1. As such, holders of Common Stock as of the Record Date collectively are entitled to a total of 253,136,198 votes on Proposal 1, the holders of Series A Preferred Stock as of the Record Date collectively are entitled to a total of 78,750,000 votes on Proposal 1, and the holder of Series X Preferred Stock as of the Record Date will cast a total of 1,000,000,000 votes on Proposal 1. Holders of the Company’s Common Stock and Preferred Stock are therefore entitled to cast, in the aggregate, 1,331,886,198 votes on Proposal 1. The Series X Preferred Stock will be voted in the same proportion as the votes cast by holders of shares of Common Stock and Series A Preferred Stock on Proposal 1 (excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are not voted “FOR” or “AGAINST” Proposal 1 for any reason). For example, if 60% of the votes cast by holders of Common Stock and Series A Preferred Stock for Proposal 1 are “FOR” the proposal and 40% are “AGAINST” the proposal, the holder of Series X Preferred Stock will cast 600,000,000 votes (60% of the Series X Preferred Stock holder’s available votes) “FOR” Proposal 1 and 400,000,000 votes (40% of the Series X Preferred Stock holder’s available votes) “AGAINST” Proposal 1. Each outstanding share of Series X Preferred Stock will be redeemed in whole upon the earlier to occur of (i) the order of the Board in its sole discretion and (ii) automatically and effective immediately after the publishing or announcement by the Company of the final results of a stockholder vote on Proposal 1.

The holders of Series A Preferred Stock will vote together with the holders of Common Stock as a single class on Proposal 2. The holders of Common Stock as of the Record Date collectively are entitled to a total of 253,136,198 votes and the holders of Series A Preferred Stock as of the Record Date collectively are entitled to a total of 78,750,000 votes on Proposal 2. Holders of the Company’s Common Stock and

CleanSpark	2	Special Meeting Proxy Statement

Series A Preferred Stock are therefore entitled to cast, in the aggregate, 331,886,198 votes on Proposal 2. The Series X Preferred Stock is not entitled to vote on Proposal 2.

Q.	How Many Shares Must Be Present to Conduct Business?

A.

A quorum is required to conduct business at the Special Meeting and any adjournment or postponement thereof. The voting power attributable to the Series X Preferred Stock will be disregarded for purposes of determining whether a quorum is present at the Special Meeting. As such, the presence at the Special Meeting, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of Common Stock and Series A Preferred Stock, as of the close of business on the Record Date, will constitute a quorum. Based on the number of shares of Common Stock and Series A Preferred Stock outstanding as of the close of business on the Record Date, the presence of holders of Common Stock and Series A Preferred Stock entitled to cast 110,628,733 aggregate votes will be necessary to constitute a quorum at the Special Meeting. Our executive officers and directors as a group hold 1,500,000 shares of Series A Preferred Stock, entitling them to 67,500,000 votes (not including any potential votes they may cast as holders of our Common Stock). For more information, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Q.	What Will Be Voted on at the Special Meeting?

A.	The following chart sets forth the proposals scheduled for a vote at the Special Meeting and the vote required for such proposals to be approved:

PROPOSAL	VOTES REQUIRED	VOTING OPTIONS	BOARD RECOMMENDATION

Proposal 1: To approve an amendment to our current Articles of Incorporation, as amended to date (the “Current Articles”), to increase the number of shares of Common Stock authorized for issuance from 300,000,000 shares to 600,000,000 shares, in the form attached to this Proxy Statement as Exhibit A.

The affirmative (“FOR”) vote of the holders of a majority of the voting power of the outstanding shares.

Although abstentions and broker non-votes, if any, will technically have the same effect as votes “AGAINST” Proposal 1, because the holder of Series X Preferred Stock will cast 1,000,000,000 votes and will vote in a manner that “mirrors” votes actually cast by the holders of Common Stock and Series A Preferred Stock (but excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are not voted “FOR” and “AGAINST” the proposal for any reason), abstentions and broker non-votes, if any, will have a minimal effect on the outcome of such proposal. If you submit

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

CleanSpark	3	Special Meeting Proxy Statement

PROPOSAL	VOTES REQUIRED	VOTING OPTIONS	BOARD RECOMMENDATION
your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

Proposal 2: To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal 1 at the time of the Special Meeting (or any adjournment thereof).

A majority of the votes cast, affirmatively or negatively, by the holders of the Company’s Common Stock and Series A Preferred Stock, in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 2. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

		“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”

Q.	What Shares Can I Vote at the Special Meeting?

A.

You may vote all of your shares of capital stock (Common Stock and/or Preferred Stock) owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, bank, or other nominee such as a bank. The Series X Preferred Stock is only entitled to vote on Proposal 1.

Q.	What Is the Difference Between Holding Shares as a Stockholder of Record and as a Beneficial Owner?

A.

Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker, bank, or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered to be, with respect to those shares, the stockholder of record, and this Proxy Statement, the foregoing notice, and the accompanying proxy card were sent directly to you. As the stockholder of record, you have the right to vote virtually at the Special Meeting and to vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by Internet, by phone, or by mail to ensure your vote is counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

CleanSpark	4	Special Meeting Proxy Statement

Beneficial Owners. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote on your behalf and are also invited to attend the Special Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. If this applies to you, your broker, bank, or other nominee will have enclosed or provided voting instructions for you to use in directing the broker, bank, or other nominee how to vote your shares.

Q.	How Can I Vote My Shares Without Attending the Special Meeting?

A.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone, or by mail by following the instructions provided in your proxy card. To vote using the proxy card, you must simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you vote by proxy before the Special Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, bank, or other nominee. In most instances, beneficial owners will be able to do this over the Internet, by telephone, or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.

Q.	How Can I Vote My Shares at the Special Meeting?

A.

Stockholders who attend the virtual Special Meeting should follow the instructions at www.virtualshareholdermeeting.com/CLSK2024SM to vote or submit questions during the Special Meeting. Voting online during the Special Meeting will replace any previous votes.

Q.	How Do I Attend the Virtual Special Meeting?

A.

You may attend the Special Meeting online, including to vote and/or submit questions during the Special Meeting, by logging in at www.virtualshareholdermeeting.com/CLSK2024SM. The Special Meeting will begin at approximately 12:00 PM PDT / 3:00 PM EDT, with log-in beginning at 11:45 AM PDT / 2:45 PM EDT, on October 25, 2024.

Q.	How Do I Gain Admission to the Virtual Special Meeting?

A.

You are entitled to participate in the virtual Special Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock and/or Preferred Stock) at the close of business on September 6, 2024, the Record Date. To attend online and participate in the Special Meeting, stockholders of record will need to use the control number included on their or proxy card to log in to www.virtualshareholdermeeting.com/CLSK2024SM. If your shares are held of record by a broker, bank, or other nominee and you wish to attend and vote at the Special Meeting, you must obtain a proxy issued in your name from that intermediary. Instructions as to how to obtain such a proxy should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Special Meeting prior to the start time. Please allow time for online check-in, which will begin at 11:45 AM PDT / 2:45 PM EDT. If you have difficulties during the check-in time or during the Special Meeting, please call technical support at 1-844-986-0822. See “Will there be a Q&A session during the Special Meeting?” for information about how the Q&A session at the Special Meeting will be conducted.

CleanSpark	5	Special Meeting Proxy Statement

Q.	How Are My Shares Voted?

A.

If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you submit your proxy card without giving specific voting directions, your shares will be voted in accordance with the recommendations of the Board (“FOR” Proposal 1 and “FOR” Proposal 2) and in the discretion of the proxy holder on any other matters that properly come before the Special Meeting.

The Series X Preferred Stock is only entitled to vote on Proposal 1. Unless at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of Common Stock and Series A Preferred Stock are present in person or by proxy at the Special Meeting, the Series X Preferred Stock will not cast any votes on Proposal 1.

Q.	What Will Be the Effect of Abstentions and Broker Non-votes?

A.

If you return a proxy card that indicates an abstention from voting on any proposal, any shares of Common Stock and Series A Preferred Stock represented will still be counted for the purpose of determining the presence of a quorum. With regard to Proposal 1, abstentions will have the same effect as votes “AGAINST” such proposal. With regard to Proposal 2, abstentions will have no effect on the outcome of such proposal.

We believe that, under applicable rules, Proposal 1 and Proposal 2 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes. However, any broker non-vote with regard to Proposal 1 would have the same effect as a vote “AGAINST” such proposal, and any broker non-vote with regard to Proposal 2 would have no effect on the outcome of such proposal.

Although abstentions and broker non-votes, if any, will technically have the same effect as votes “AGAINST” Proposal 1, because the holder of Series X Preferred Stock will cast 1,000,000,000 votes and will vote in a manner that “mirrors” votes actually cast by the holders of Common Stock and Series A Preferred Stock (but excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are not voted “FOR” and “AGAINST” the proposal for any reason), abstentions and broker non-votes, if any, will have a minimal effect on the outcome of such proposal.

Q.	Are Dissenter’s or Appraisal Rights Available with Respect to Any of the Proposals to Be Voted on at the Special Meeting?

A.	No dissenter’s or appraisal rights are available with respect to any of the proposals to be voted on at the Special Meeting.

Q.	What Should I Do if I Receive More than One Set of Proxy Materials?

A.

If you receive more than one Proxy Statement, proxy card, or voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each proxy card or voting instruction form that you receive to ensure that all of your shares are voted.

Q.	Can I Change My Mind after I Return My Proxy?

A.

Yes. You may revoke your proxy at any time before it has been voted at the Special Meeting by (i) sending a written notice to the Company’s Secretary stating that you would like to revoke your proxy, (ii) submitting a later-dated proxy on the Internet or by telephone or submitting a valid, later-dated proxy card in a timely manner, or (iii) attending and voting virtually at the Special Meeting. Please note, however, that, if your

CleanSpark	6	Special Meeting Proxy Statement

shares are held of record by a broker, bank, or other nominee and you wish to attend and vote at the Special Meeting, you must obtain a proxy issued in your name from that intermediary.

Q.	Who Is Soliciting My Vote and Who Is Paying the Costs?

A.

Your vote is being solicited on behalf of the Board. The Company will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing, and mailing of our proxy materials and fees and expenses related to our engagement of Sodali & Co to assist with the solicitation of votes at the Special Meeting.

Q.	Is There a List of Stockholders Entitled to Vote at the Special Meeting?

A.

The names of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and will also be available for two business days after the date of the notice of the Special Meeting and continuing through the Special Meeting, between the hours of 9:00 AM and 4:30 PM PDT, at our principal executive offices at CleanSpark, Inc., 10624 S. Eastern Ave., Suite A—638, Henderson, Nevada 89052, by contacting our General Counsel.

Q.	How Can I Find Out the Results of the Voting?

A.	We intend to announce preliminary voting results at the Special Meeting and publish the final results in a Current Report on Form 8-K within four business days following the Special Meeting.

Q.	Whom Should I Contact if I Have Questions?

A.

If you have any additional questions about the Special Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive offices as follows:

Investor Relations

CleanSpark, Inc.

10624 S. Eastern Ave., Suite A – 638

Henderson, Nevada 89052

(702) 989-7693

Email: ir@cleanspark.com

CleanSpark	7	Special Meeting Proxy Statement

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE COMPANY’S FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED

Overview

This proposal requests our stockholders to approve an amendment to our Current Articles to increase the number of shares of Common Stock authorized for issuance from 300,000,000 shares to 600,000,000 shares, in the form attached to this Proxy Statement as Exhibit A (the “Articles Amendment”).

Background

On August 28, 2024, the Board unanimously approved the Articles Amendment, which is an amendment to increase the number of shares of Common Stock authorized for issuance from 300,000,000 shares to 600,000,000 shares, subject to approval by our stockholders, and directed that the proposal to approve the Articles Amendment be submitted to our stockholders for their approval at the Special Meeting.

Reasons to Approve the Articles Amendment

Increase in Authorized Shares of Common Stock

The proposed increase in the number of shares of Common Stock authorized for issuance under the Articles Amendment is intended to allow the Company to maintain sufficient authorized shares to support the growth of the Company over the next several years through potential strategic transactions or otherwise, including pursuing opportunities associated with Bitcoin’s halving, and for future financing needs and other general corporate purposes. We believe that the proposed increase in shares of Common Stock authorized for issuance, if the Articles Amendment is approved by stockholders, will allow us to respond to future business opportunities as they may arise over the next few years, without incurring the expense and delay of additional stockholders’ meetings, unless such approval is otherwise required by law.

On March 28, 2024, we entered into Amendment No. 1 to our At The Market Offering Agreement with H.C. Wainwright & Co., LLC (the “March 2024 ATM Amendment”). Under the March 2024 ATM Amendment, we may, but have no obligation to, issue and sell up to the lesser number of shares of Common Stock that does not exceed (a) $800,000,000 of shares of Common Stock, or (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock). As of September 6, 2024, we had approximately $352 million in potential remaining capacity under the March 2024 ATM Amendment, subject to our having sufficient authorized and unissued and unreserved shares to utilize that capacity.

On June 26, 2024, we entered into an Agreement and Plan of Merger (the “GRIID Agreement”) with GRIID Infrastructure Inc., a Delaware corporation (“GRIID”), and Tron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ours. Subject to the terms and conditions of the GRIID Agreement, upon the consummation of the merger contemplated thereby, holders of GRIID common stock will receive, in exchange for each share of GRIID common stock held immediately prior such merger (other than certain excluded shares), that number of shares of our Common Stock equal to the quotient described in the GRIID Agreement. While approval of this Proposal 1 is not required for us to have sufficient authorized shares under the Current Articles to issue shares of our Common Stock pursuant to the GRIID Agreement, any such issuance will further reduce the number of shares we have available for other purposes, such as other financing transactions. We currently estimate 8,311,213 shares to be the maximum number of shares we would issue pursuant to the GRIID Agreement, subject to the satisfaction of the terms and conditions of the GRIID Agreement and the consummation of the merger contemplated thereby.

CleanSpark	8	Special Meeting Proxy Statement

As of September 6, 2024, 253,136,198 shares of Common Stock were outstanding, and 15,458,039 shares of Common Stock were reserved for future issuance (including in respect of the merger contemplated by the GRIID Agreement, pursuant to existing grants under our equity compensation plan, and as required pursuant to the terms of our Series A Preferred Stock), leaving 31,405,763 shares of Common Stock available for issuance under the Current Articles.

In addition to potential issuances under the March 2024 ATM Amendment, the GRIID Agreement, and/or our equity compensation plan, the Board will have broad discretion on how the additional shares may be used by us in the future without further stockholder approval, including, but not limited to, the following:

•	sales of shares to raise additional capital through new or amended at-the-market equity programs;

•	sales of shares to raise additional capital other than through our at-the-market equity program, including other forms of public and private offerings of our equity securities;

•	establishment of joint ventures and other strategic relationships with other companies; and

•	potential other strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.

The proposed increase in the number of authorized shares of Common Stock, if this proposal is approved by our stockholders, may make it more difficult to, or discourage an attempt to, obtain control of us by means of a takeover bid that the Board determines is not in the best interests of us and our stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of us.

In addition, the increase in the number of authorized shares of Common Stock, if this proposal is approved by our stockholders, will not have any immediate effect on the rights of existing stockholders. The par value of our Common Stock will remain unchanged at $0.001 per share, and the proposed increase in authorized shares of Common Stock will not change the number of shares of our Common Stock that are issued and outstanding. Accordingly, the proposed increase will have the effect only of creating additional authorized and unreserved shares of our Common Stock. Furthermore, it will not impact the number of shares of Preferred Stock authorized for issuance under our Current Articles, which will remain unaffected by the proposed amendment.

If we fail to obtain stockholder approval of this proposal at the Special Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meeting of stockholders until such approval has been obtained, and we will incur the costs associated therewith.

Voting on Proposal 1

For each share of Common Stock held as of the Record Date, its holder is entitled to one vote on this proposal. For each share of Series A Preferred Stock held as of the Record Date, its holder is entitled to forty-five (45) votes on this proposal.

In order to attempt to ensure that enough votes are cast at the Special Meeting to decide Proposal 1, on August 30, 2024, we issued 1,000,000 shares of our Series X Preferred Stock to Dr. Thomas L. Wood, an independent member of the Board, for an aggregate purchase price of $1,000. The terms of the Series X Preferred Stock are set forth in a Certificate of Designation of Series X Preferred Stock filed with the Nevada Secretary of State and effective on August 30, 2024. The Series X Preferred Stock does not have any voting rights except with respect to Proposal 1. With respect to Proposal 1, the 1,000,000 outstanding shares of Series X Preferred Stock (each held by Dr. Wood) are entitled to 1,000,000,000 votes on such proposal, assuming a quorum of our Common Stock and Series A Preferred Stock is established at the Special Meeting.

CleanSpark	9	Special Meeting Proxy Statement

The votes by the holder of Series X Preferred Stock will be cast automatically in the same “mirrored” proportion as the aggregate votes cast “FOR” and “AGAINST” the proposal by the holders of Common Stock and Series A Preferred Stock who vote on this proposal (but excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are not voted “FOR” and “AGAINST” the proposal for any reason). For example, if 60% of the votes cast by holders of Common Stock and Series A Preferred Stock are cast “FOR” this proposal and 40% are cast “AGAINST” this proposal, the holder of Series X Preferred Stock will cast 600,000,000 votes (60% of the Series X Preferred Stock holder’s available votes) “FOR” this proposal and 400,000,000 votes (40% of the Series X Preferred Stock holder’s available votes) “AGAINST” this proposal.

Due to the required proportional voting structure of the Series X Preferred Stock, the votes cast by the holder of Series X Preferred Stock will serve to reflect (or “mirror”) the voting preference of the holders of Common Stock and Series A Preferred Stock that actually vote on this proposal (whether “FOR” or “AGAINST”) and therefore will not override the collective voting preference of the holders of Common Stock and Series A Preferred Stock. Each of the 1,000,000 outstanding shares of Series X Preferred Stock will be redeemed in whole upon the earlier to occur of (i) the order of the Board in its sole discretion and (ii) automatically and effective immediately after the publishing or announcement by the Company of the final results of a stockholder vote this proposal. Upon such redemption, the holder of the Series X Preferred Stock will receive consideration of $1,000.

The holders of Preferred Stock will vote together with the holders of Common Stock as a single class on Proposal 1. As such, holders of Common Stock as of the Record Date collectively are entitled to a total of 253,136,198 votes on Proposal 1, the holders of Series A Preferred Stock as of the Record Date collectively are entitled to a total of 78,750,000 votes on Proposal 1, and the holder of Series X Preferred Stock will cast a total of 1,000,000,000 votes on Proposal 1, assuming a quorum of our Common Stock and Series A Preferred Stock is established at the Special Meeting. Holders of the Company’s Common Stock and Preferred Stock are therefore entitled to cast, in the aggregate, 1,331,886,198 votes on Proposal 1.

Summary of the Articles Amendment

The Articles Amendment will amend Section 4.1 of Article 4 of the Current Articles by increasing the aggregate number of shares of capital stock that we may issue to an aggregate of 610,000,000 shares, consisting of 600,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. See “Reasons to Approve the Articles Amendment” above.

Effective Time of the Articles Amendment

If our stockholders approve the Articles Amendment at the Special Meeting, we expect to file the Articles Amendment with the office of the Nevada Secretary of State as soon as practicable following the Special Meeting, and the Articles Amendment will become effective when so filed. However, even if Proposal 1 is approved by our stockholders, the Board reserves the right to abandon the Articles Amendment, including its filing with the office of the Nevada Secretary of State, if the Board, in its sole discretion, determines that such action is no longer in our or our stockholders’ best interests.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the voting power of the outstanding shares of our capital stock (Common Stock and Preferred Stock, voting together as a single class) is required to approve this proposal.

Although abstentions and broker non-votes, if any, will technically have the same effect as votes “AGAINST” Proposal 1, because the holder of Series X Preferred Stock will cast 1,000,000,000 votes and will vote in a manner that “mirrors” votes actually cast by the holders of Common Stock and Series A Preferred Stock (but excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are

CleanSpark	10	Special Meeting Proxy Statement

not voted “FOR” and “AGAINST” the proposal for any reason), abstentions and broker non-votes, if any, will have a minimal effect on the outcome of such proposal. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendation of our Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 300,000,000 SHARES TO 600,000,000 SHARES.

CleanSpark	11	Special Meeting Proxy Statement

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT PROPOSAL

Overview

We are asking our stockholders to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal 1 at the time of the Special Meeting (or any adjournment thereof) (the “Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time afforded by any such adjournment to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 1 such that the proposal would fail, we could adjourn the Special Meeting without a vote on Proposal 1 and seek to convince the holders of shares of Common Stock and Series A Preferred Stock who had failed to vote on Proposal 1 for any reason, or voted against Proposal 1, to instead vote in favor of Proposal 1. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required and Recommendation of the Board

A majority of the votes cast affirmatively or negatively by the holders of the Company’s Common Stock and Series A Preferred Stock, in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 2. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendation of our Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CleanSpark	12	Special Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

COMMON STOCK AND SERIES A PREFERRED STOCK

The following table sets forth, as of September 6, 2024, the number and percentage of the 253,136,198 shares of outstanding Common Stock and 1,750,000 shares of outstanding Series A Preferred Stock which, according to the information supplied to us, were beneficially owned by (i) each person who is a director of ours, (ii) each of our three most highly compensated executive officers (collectively, the “Named Executive Officers”), (iii) all of our current directors and executive officers as a group, and (iv) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding Common Stock or Series A Preferred Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of capital stock deemed beneficially owned includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days of September 6, 2024 and restricted stock units that vest within 60 days of September 6, 2024. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days of September 6, 2024 and restricted stock units that vest within 60 days of September 6, 2024 are deemed outstanding for that person or group but not for any other person or group.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 10624 S. Eastern Ave., Suite A – 638, Henderson, Nevada 89052.

NAME OF BENEFICIAL OWNER	COMMON STOCK			SERIES A PREFERRED STOCK			% OF COMBINED TOTAL VOTING POWER**
	SHARES		% OF CLASS	SHARES		% OF CLASS
5% stockholders
Celtic, LLC	—		—	250,000	(1)	14.29%	3.39%
Directors and Named Executive Officers
S. Matthew Schultz	2,838,969	(2)	1.12%	500,000		28.57%	7.39%
Zachary K. Bradford	3,211,725	(3)	1.26%	500,000		28.57%	7.45%
Gary A. Vecchiarelli	514,391	(4)	*	—		—	*
Larry McNeill	249,637	(5)	*	500,000		28.57%	6.85%
Dr. Thomas L. Wood	219,468	(6)	*	—		—	*
Roger P. Beynon	141,381	(7)	*	—		—	*
Amanda Cavaleri	141,381	(8)	*	—		—	*
All Executive Officers and Directors as a Group (9 persons)	7,635,454	(9)	2.99%	1,500,000		85.71%	22.02%

*	Less than 1% of shares outstanding.
**

Percentage of combined total voting power represents the voting power with respect to all shares of our Common Stock and Series A Preferred Stock, as a single class. The holders of our Common Stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to 45 votes per share. Percentage of combined total voting power does not include shares of Common Stock issuable upon exercise of, or underlying, (i) vested and exercisable options, (ii) options vesting within 60 days of September 6, 2024, (iii) vested restricted stock units, and (iv) restricted stock units vesting within 60 days of September 6, 2024.

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(1)

Messrs. Schultz, Bradford, and McNeill each own 500,000 shares of Series A Preferred Stock held in their own names. Messrs. Schultz, Bradford, and McNeill each own a 1/3 membership interest in Celtic, LLC, which directly owns an aggregate of 250,000 shares of Series A Preferred Stock. None of Messrs. Schultz, Bradford, or McNeill have unilateral control over the power to vote or dispose of the 250,000 shares of Series A Preferred Stock held by Celtic, LLC and as such the shares of Series A Preferred Stock held by each of them excludes the shares held by Celtic, LLC.

(2)

Includes 480,000 shares of Common Stock held in the S M Schultz IRRV TR for which Mr. Schultz is the beneficial owner, 1,488,973 shares of Common Stock held directly by him, 40,996 shares of Common Stock held by his spouse, 424,000 shares of Common Stock issuable pursuant to vested and exercisable options, and 405,000 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.

(3)

Includes 1,895,861 shares of Common Stock held directly by him, 323,864 shares of Common Stock held in ZRB Holdings Inc. for which Mr. Bradford is the beneficial owner, 12,000 shares of Common Stock held in BlueChip Advisors LLC for which Mr. Bradford shares beneficial ownership, 530,000 shares of Common Stock issuable pursuant to vested and exercisable options, and 450,000 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.

(4)	Includes 474,391 shares of Common Stock owned directly by him and 40,000 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.
(5)

Includes 164,877 shares of Common Stock held directly by him, 71,636 shares of Common Stock held in his Roth IRA, and 13,124 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.

(6)

Includes 146,148 shares of Common Stock held directly by him, 60,196 shares of Common Stock held by his spouse, and 13,124 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.

(7)	Includes 128,257 shares of Common Stock held directly by him and 13,124 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.
(8)	Includes 128,257 shares of Common Stock held directly by her and 13,124 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.
(9)

Includes, for the officers and directors, as a group, an aggregate 5,594,997 shares of Common Stock, 1,023,583 shares of Common Stock issuable pursuant to vested and exercisable options, 2,778 shares of Common Stock issuable pursuant to options exercisable within 60 days of September 6, 2024, and 1,014,096 shares of Common Stock issuable pursuant to restricted stock units that vest within 60 days of September 6, 2024.

SERIES X PREFERRED STOCK

The following table sets forth, as of September 6, 2024, information regarding the Series X Preferred Stock which, according to the information supplied to us, was beneficially owned by (i) each person who is currently a director of ours, (ii) each Named Executive Officer, (iii) all of our current directors and executive officers as a group, and (iv) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding shares of Series X Preferred Stock. Except as otherwise indicated, the person named in the table has sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

CleanSpark	14	Special Meeting Proxy Statement

The address of the person named in the table below is c/o CleanSpark, Inc., 10624 S. Eastern Ave., Suite A – 638, Henderson, Nevada 89052.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF SERIES X PREFERRED STOCK BENEFICIALLY OWNED	PERCENTAGE OF CLASS
Directors and Named Executive Officers
S. Matthew Schultz	—	—
Zachary K. Bradford	—	—
Gary A. Vecchiarelli	—	—
Larry McNeill	—	—
Dr. Thomas L. Wood(1)	1	100%
Roger P. Beynon	—	—
Amanda Cavaleri	—	—
All Executive Officers and Directors as a Group (9 persons)	1	100%

(1)

The Series X Preferred Stock will be voted in the same proportion as the aggregate votes cast by holders of shares of Common Stock and Series A Preferred Stock on Proposal 1 (excluding any abstentions, broker non-votes, and shares of Common Stock and Series A Preferred Stock that are not voted “FOR” or “AGAINST” Proposal 1 for any reason) and is not entitled to vote on any other matter. The 1,000,000 outstanding shares of Series X Preferred Stock will be redeemed in whole upon the earlier to occur of (i) the order of the Board in its sole discretion and (ii) automatically and effective immediately after the publishing or announcement by the Company of the final results of a stockholder vote on Proposal 1.

CleanSpark	15	Special Meeting Proxy Statement

STOCKHOLDERS’ PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholders may submit proposals for inclusion in our proxy statement and proxy on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For such proposals to be included in the proxy statement and proxy relating to the 2025 annual meeting of stockholders, they must have been received by us no later than September 28, 2024 (120 days prior to January 26, 2025, the one-year anniversary of the proxy mailing in connection with the 2024 annual meeting of stockholders). Such proposals should be directed to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A – 638, Henderson, Nevada 89052, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC. The officer presiding at the annual meeting may exclude matters that are not properly presented in accordance with these requirements.

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote at the meeting who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely for purposes of our 2025 annual meeting of stockholders, the notice must not be received earlier than November 11, 2024 (120 days prior to March 11, 2025, the anniversary of the 2024 annual meeting of stockholders), nor later than December 11, 2024 (90 days prior to March 11, 2025). The notice must contain the information required by our Bylaws. However, these Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules as discussed in the paragraph above.

Our Bylaws contain proxy access provisions. These provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely for purposes of our 2025 annual meeting of stockholders, the notice must not be received earlier than August 29, 2024 (150 days prior to January 26, 2025, the anniversary of the date the Company first distributed its proxy statement to stockholders for the preceding year’s annual meeting), nor later than September 28, 2024 (120 days prior to January 26, 2025). The notice must contain the information required by our Bylaws.

Under our Bylaws, notice by stockholders who intend to nominate directors at the 2025 annual meeting of stockholders (other than through proxy access as described above) must be received no earlier than the close of business on October 31, 2024 and no later than the close of business on November 30, 2024. Notice of director nominations must be submitted by a stockholder of record and must set forth the information required by our Bylaws.

Any notice of director nomination submitted other than through the proxy access provisions of our Bylaws must include the additional information required by Rule 14a-19(b) under the Exchange Act.

A copy of our Bylaws is available on our website at www.cleanspark.com/investor-relations/corporate-governance/. We will also provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A—638, Henderson, Nevada 89052, Attn: Secretary.

CleanSpark	16	Special Meeting Proxy Statement

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Special Meeting. However, should any other matters properly come before the Special Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

CleanSpark	17	Special Meeting Proxy Statement

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet, or personally, without additional compensation. We will also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have also hired Sodali & Co to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $30,000 plus out-of-pocket expenses.

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers householding proxy materials may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request. Similarly, stockholders that have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A – 638, Henderson, Nevada 89052, Attn: Secretary, by registered, certified, or express mail or by calling the Company at (702) 989-7692.

CleanSpark	18	Special Meeting Proxy Statement

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC.

This Proxy Statement is available on our website at www.cleanspark.com/investor-relations/sec-filings/. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. We make available on or through our website free of charge our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

September 9, 2024

By Order of the Board of Directors
/s/ Zachary K. Bradford Zachary K. Bradford,
Chief Executive Officer, President, and Director

CleanSpark	19	Special Meeting Proxy Statement

Exhibit A

TEXT OF AMENDMENT TO ARTICLES OF INCORPORATION

Section 4.1 of the articles of incorporation is hereby amended to read in its entirety as follows:

Section 4.1 Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Six Hundred Ten million (610,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Six Hundred million (600,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is ten million (10,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 4.3 of this Article 4.

SCAN TO
VIEW MATERIALS & VOTE
CLEANSPARK, INC.
10624 S. EASTERN AVE. SUITE A – 638
HENDERSON, NEVADA 89052
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/CLSK2024SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V56387-S96431
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
CLEANSPARK, INC.
The Board of Directors recommends you vote “FOR” the following proposals:
For Against Abstain
1. To approve an amendment to our current Articles of Incorporation, as amended to date, to increase the number of shares of Common Stock authorized for issuance from 300,000,000 shares to 600,000,000 shares.
2. To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal 1 at the time of the Special Meeting (or any adjournment thereof).
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.
V56388-S96431
CLEANSPARK, INC.
SPECIAL MEETING OF STOCKHOLDERS OCTOBER 25, 2024 AT 12:00 PM PDT / 3:00 PM EDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The stockholder(s) hereby appoint(s) Zachary Bradford and Gary Vecchiarelli, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of CLEANSPARK, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 PM PDT / 3:00 PM EDT on October 25, 2024, virtually at www.virtualshareholdermeeting.com/CLSK2024SM, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side